Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K, as amended, of NMT Medical, Inc. (the “Company”) for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Richard E. Davis, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard E. Davis
Dated: April 30, 2003	Richard E. Davis Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to NMT Medical, Inc. and will be retained by NMT Medical, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.